THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AMENDS THE REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 1, 2016

FOURTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Fourth Amendment”), dated and effective as of this 29th day of October, 2026, by and among WEIS MARKETS, INC., a Pennsylvania corporation, DUTCH VALLEY FOOD COMPANY, LLC, a Pennsylvania limited liability company, WEIS TRANSPORTATION, LLC, a Pennsylvania limited liability company, and WMK FINANCING, LLC., a Pennsylvania limited liability company (the “Borrowers” and each a “Borrower”) and WELLS FARGO BANK, N.A., a national banking association (the “Lender”).

BACKGROUND

A.The Borrowers and the Lender entered into that certain Revolving Credit Agreement dated as of September 1, 2016 (as previously modified by that certain First Amendment to Revolving Credit Agreement dated effective August 21, 2019 (the “First Amendment”), that certain Second Amendment to Revolving Credit Agreement dated effective September 29, 2021 (the “Second Amendment”), and that certain Third Amendment to Revolving Credit Agreement dated effective September 29, 2023 (the “Third Amendment”) (hereinafter, as so modified, the “Agreement”). Unless expressly provided otherwise in this Fourth Amendment, capitalized terms used in this Fourth Amendment shall have the meanings given to them in the Agreement.

B.The parties desire to amend the Agreement, as set forth herein, so as to extend the Maturity Date. In addition, the Borrowers have requested that Bank consent to the conversion and domestication of WMK Financing, Inc., a Delaware corporation, to WMK Financing, LLC, a Pennsylvania limited liability company (the “Conversion”).

NOW, THEREFORE, in consideration of the premises and the covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.Background. The foregoing Background paragraphs are incorporated herein by reference hereto and the accuracy of the same are hereby acknowledged. The Agreement and all terms thereof are incorporated herein by reference hereto.

2.Amendment. The definition of “Maturity Date” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

Maturity Date: October 1, 2030, or such earlier date as the Commitment shall terminate pursuant to the terms hereof.

3.Consent to Conversion. The Lender hereby consents to the Conversion. The Lender’s consent to the Conversion set forth in this Fourth Amendment is limited to the precise terms outlined in this Fourth Amendment and nothing herein shall be deemed to: (i) constitute a waiver of compliance by the Borrowers with respect to any other term, provision or condition of the Agreement, (ii) prejudice any right or remedy that the Lender may now have or may have in the future under or in connection with the Agreement, and (iii) does not constitute a commitment to consent to any future actions by the Borrowers. As a condition of the Lender’s consenting to the Conversion and in consideration of such consent, WMK Financing, LLC acknowledges and confirms that it is unconditionally liable to the Lender in accordance with the terms, provisions and conditions of the Agreement and the other Loan Documents to which WMK Financing, Inc. is a party, which shall continue unimpaired and in full force and effect.

4.Deliveries. The agreement of the Lender to modify the terms of the Agreement is and shall be subject to the delivery to the Lender of all of the following (which are hereby included within the meaning of the term “Loan Documents” as defined in the Agreement):

(a)	This Fourth Amendment executed by all necessary parties;
(b)An updated Secretary’s Certificate in the form of Exhibit C to the Agreement and complying with the terms of Section 3.1.1 of the Agreement;
(c)The plan of conversion and domestication as filed with the Delaware Department of State and the Pennsylvania Department of State with respect to the Conversion; and
(d)Such other documentation, resolutions and confirmations as the Lender may reasonably require.
5.Additional Representations. As an inducement to the Lender to execute this Fourth Amendment, the Borrowers make the following representations and warranties and acknowledge the Lender’s justifiable reliance thereon:
(a)No Event of Default has occurred under the Agreement, and/or First Amendment, Second Amendment, Third Amendment and/or any of the Loan Documents;

(b)All representations and warranties previously made by the Borrower pursuant to Article 4 of the Agreement, the First Amendment, Second Amendment, the Third Amendment or in any of the Loan Documents, remain true, accurate and complete and are fully applicable to this Fourth Amendment;

(c)The Agreement, as previously amended by the First Amendment, Second Amendment, and the Third Amendment, and as modified herein, is a valid and binding obligation of the Borrowers and is fully enforceable in accordance with all of its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(d)The Conversion was completed in accordance with applicable law and all rights, liabilities and obligations of WMK Financing, Inc. shall continue unimpaired to WMK Financing, LLC by operation of law.

6.Prior Representations. All of the terms, provisions, conditions, covenants, warranties, representations and agreements set forth in the Agreement except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date and except as and to the extent modified by this Fourth Amendment, shall remain in full force and effect. The Lender and the Borrowers ratify and confirm each to the other all of the provisions of the Agreement and Loan Documents, as amended by the First Amendment, Second Amendment, the Third Amendment, this Fourth Amendment and any Loan Documents to be executed in connection herewith.

7.No Additional Commitments. Nothing contained in this Fourth Amendment shall be deemed to be an offer, commitment, covenant and/or agreement by the Lender to renew, restate, amend, extend or otherwise modify the terms of the Agreement, except as is expressly stated in this Fourth Amendment; and no such offer, commitment, covenant and/or agreement exists unless same is expressly stated in this Fourth Amendment.

8.Costs and Expenses. Borrowers agree to pay all of Lender’s legal fees and expenses in connection with the review, preparation, negotiation, documentation and closing of this Fourth Amendment. Nothing contained in this Fourth Amendment shall limit in any manner whatsoever Lender’s right to reimbursement of costs and expenses under any of the Loan Documents.

9.No Novation. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens and security interests (if any), rights or remedies granted to the Lender in the Loan Documents.

10.No Waiver. Except as may be otherwise expressly provided herein, nothing herein contained and no actions taken by Lender in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to the Lender under the Loan Documents or under the UCC. Nothing herein shall constitute a waiver by the Lender of the Borrowers’ compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by the Lender to enter into any further amendments with Borrowers.
11.Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Fourth Amendment and the terms and conditions of the Agreement (as amended) and the Loan Documents, the terms and conditions of this Fourth Amendment shall prevail. All terms and conditions of the Agreement and Loan Documents, as previously amended, not inconsistent herewith shall remain in full force and effect.
12.Binding Effect. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.Governing Law; Multiple Counterparts. This Fourth Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. This Fourth Amendment may be executed in multiple counterparts. This Fourth Amendment and any waivers, consents, or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a

14.

signature page of this Fourth Amendment by facsimile or in electronic format (e.g., “pdf”, “tif” or any other electronic means that reproduces an image of the actual executed signature page) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

Each party agrees that the electronic signatures (whether digital or encrypted) of the parties hereto are intended to authenticate this writing and to have the same force and effect as manual signatures. The words “execution,” “signed,” “signature,” and words of similar import in any Loan Document shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the Pennsylvania Uniform Transactions Act (73 P.S. §2260.101 et seq), as amended, provided that notwithstanding anything contained herein to the contrary, the Lender is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Lender pursuant to procedures approved by it; and provided, further, the Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Fourth Amendment or any other Loan Document, and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

15.Successors and Assigns. This Fourth Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

16.No Third Party Beneficiaries. The rights and benefits of this Fourth Amendment and the Loan Documents shall not inure to the benefit of any third party.

17.Headings. The headings of the sections of this Fourth Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Fourth Amendment.

18.Joint and Several Liability. The Borrowers acknowledge and reaffirm the terms of Section 10.19 of the Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[TWO SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Fourth Amendment to Revolving Credit Agreement to be duly executed and delivered as of the day and year first above written.

WEIS MARKETS, INC.,

a Pennsylvania corporation

By:/S/Michael T. Lockard

Name: Michael T. Lockard

Title: Senior Vice President, Treasurer, and Chief Financial Officer

DUTCH VALLEY FOOD COMPANY, LLC,

a Pennsylvania limited liability company

By:/S/Michael T. Lockard

Name: Michael T. Lockard

Title: Senior Vice President, Treasurer and Chief Financial Officer

WEIS TRANSPORTATION, LLC,

a Pennsylvania limited liability company

By:/S/Michael T. Lockard

Name: Michael T. Lockard

Title: Senior Vice President, Treasurer and Chief Financial Officer

WMK FINANCING, LLC,

a Pennsylvania limited liability company

By:/S/Michael T. Lockard

Name: Michael T. Lockard

Title: Senior Vice President, Treasurer and Chief Financial Officer

[SIGNATURE PAGE ONE OF TWO TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:/S/Michael J. Gigler

Name: Michael J. Gigler

Title: SVP and Sr. Relationship Manager

[SIGNATURE PAGE TWO OF TWO TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]